UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                 August 29, 2007


                            COMVERSE TECHNOLOGY, INC.

             (Exact name of registrant as specified in its charter)


         NEW YORK                      0-15502                   13-3238402

(State or other jurisdiction         (Commission               (IRS Employer
       of incorporation)             File Number)            Identification No.)


                               810 Seventh Avenue,
                               New York, New York
                                      10019

                    (Address of Principal Executive Offices)
                                   (Zip Code)

       Registrant's telephone number, including area code: (212) 739-1000


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.05   AMENDMENTS TO THE REGISTRANT'S CODE OF ETHICS, OR WAIVER OF A
            PROVISION OF THE CODE OF ETHICS.

      On August 29, 2007, the Board of Directors of Comverse Technology, Inc. (the "Company") approved an amended Code of Business Conduct and Ethics (the "Code"), which applies to the Company's directors, officers, employees, independent contractors, agents, consultants and sales representatives. The amendments strengthen and expand the Code's existing provisions relating to conflicts of interest, protection of company assets, confidential information, compliance with laws, impermissible payments and the Foreign Corrupt Practices Act, fair dealing, insider trading, political contributions and activities, trade practices and antitrust compliance, accounting practices, books and records, and reporting of audit and accounting concerns. The amendments include additional provisions relating to maintaining a safe, healthy and affirmative workplace and environment, fair disclosure, network use, integrity and security, and records retention, as well as new Ethics Helpline numbers for the Company. The foregoing description of the Code does not purport to be complete and is qualified in its entirety by reference to the full text of the Code, a copy of which is filed as Exhibit 14.1 to this Current Report on Form 8-K and is incorporated herein by reference.


ITEM 8.01   OTHER EVENTS.

      In a current Report on Form 8-K filed August 20, 2007, the Company disclosed that, on August 14, 2007, the New York Supreme Court for New York County dismissed the shareholder derivative action in Sollins v. Alexander, et al. (No. 601272/06) (n/k/a In re Comverse Technology, Inc. Derivative Litigation), granting the motion to dismiss filed by the Company. On August 30, 2007, the plaintiffs filed a notice of appeal relating to the court's decision granting the Company's motion to dismiss.


ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

(d)     EXHIBITS

     Exhibit No.                               Description
     -----------                               -----------

        14.1 Code of Business Conduct and Ethics approved by the Board of Directors on August 29, 2007.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         COMVERSE TECHNOLOGY, INC.


Date:  September 4, 2007                 By:  /s/  Andre Dahan
                                             -------------------------------
                                         Name:   Andre Dahan
                                         Title:  Chief Executive Officer and
                                                 President






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



                                  EXHIBIT INDEX


     Exhibit No.                               Description
     -----------                               -----------

        14.1 Code of Business Conduct and Ethics approved by the Board of Directors on August 29, 2007.



























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